FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 24, 2003

                           Klamath First Bancorp, Inc.
             (Exact name of registrant as specified in its charter)


          Oregon                      0-26556                         93-1180440
State or other jurisdiction       Commission                    (I.R.S. Employer
 of incorporation                 File Number                Identification No.)


540 Main Street, Klamath Falls, Oregon                                  97601
(Address of principal executive offices)                              (Zip Code)


        Registrant's telephone number (including area code):(541)882-3444


                               Not Applicable
          (Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

     (c) Exhibits. The following exhibit is being filed with this Report and is attached hereto:

          99.1 Press release of Klamath First Bancorp, Inc. dated September 24, 2003.

Item 9. Regulation FD Disclosure

          The board of directors of Klamath First Bancorp, Inc. declared a quarterly cash dividend of $0.13 per share of common stock to be paid October 14, 2003 to shareholders of record on October 3, 2003.




                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             KLAMATH FIRST BANCORP, INC.

Date:      September 24, 2003                By: /s/ Kermit K. Houser
                                             -------------------------------
                                             Kermit K. Houser, President and
                                             Chief Executive Officer


Date:      September 24, 2003                By: /s/ Marshall Jay Alexander
                                             -------------------------------
                                             Marshall Jay Alexander,
                                             Executive Vice President and
                                             Chief Financial Officer